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                                    EXHIBIT B

JOINT FILING AGREEMENT

The undersigned agree that the Statement on Schedule 13G to which this exhibit is attached is filed on behalf of each of them in capacities set forth below.

Dated: February 10, 2006

                                        TRIDENT II, L.P.

                                        By: Trident Capital II, L.P., its sole
                                        general partner

                                        By: CD Trident II, LLC, a general
                                        partner


                                        By: /s/ David J. Wermuth
                                            ------------------------------------
                                        Name: David J. Wermuth
                                        Title: Vice President


                                        TRIDENT CAPITAL II, L.P.

                                        By: CD Trident II, LLC, a general
                                        partner


                                        By: /s/ David J. Wermuth
                                            ------------------------------------
                                        Name: David J. Wermuth
                                        Title: Vice President


                                        STONE POINT CAPITAL LLC


                                        By: /s/ David J. Wermuth
                                            ------------------------------------
                                        Name: David J. Wermuth
                                        Title: Principal


                                        MARSH & MCLENNAN CAPITAL PROFESSIONALS
                                        FUND, L.P.

                                        By: Stone Point GP Ltd., its sole
                                        general partner


                                        By: /s/ David J. Wermuth
                                            ------------------------------------
                                        Name: David J. Wermuth
                                        Title: Secretary


                                        MARSH & MCLENNAN EMPLOYEES' SECURITIES
                                        COMPANY, L.P.

                                        By: Marsh & McLennan GP I, Inc., its
                                        sole general partner

                                        By: Stone Point Capital LLC,
                                        agent/attorney-in-fact


                                        By: /s/ David J. Wermuth
                                            ------------------------------------
                                        Name: David J. Wermuth
                                        Title: Principal